EXHIBIT 99

Investor Presentation February 2004 The Cell Therapy Company (Nasdaq: ASTM)

This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial timing and results, potential market opportunities, market development plans, anticipated key milestones and potential advantages and applications of the AastromReplicell(tm) System and related products, which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive conditions and availability of resources. These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. SAFE HARBOR

Highlights Proprietary stem cell products for regeneration or repair of human tissues developed from patient's own bone marrow Clinical validation for safety and efficacy of stem cell platform successfully completed for both the cell product and the manufacturing system Tissue Repair Cell (TRC) product in active clinical trials for bone graft indications Lead target markets include: fracture repair, spine fusion, dental implants, and peripheral vascular disease Strategic partnership with MTF -- the largest commercial provider of allograft tissue matrix in U.S.

Capturing the Therapeutic Potential of Bone Marrow Stem Cells Regenerate tissues with stem cells grown from bone marrow collected from the patient...

What's Unique About Aastrom Unique mixture of stem and progenitor cells Produced ex vivo with patented single-pass perfusion technology Proven patient safety Proven tissue generation function Cell production automation with GMP compliance 12-day fixed production Scalable Collaboration & alliance platform .... enable Prescription Cell Products Proprietary stem cells and industry-unique manufacturing capability...

Prescription Cell Products: How The Process Works Small cell sample collected from patient Cells go to production lab Cells used to generate healthy tissues $ Prescription Cell Products should generate revenue just like pharmaceuticals Cell product produced in AastromReplicell System

Aastrom's Tissue Repair Cells (TRCs) Mixture of multi-lineage stem and progenitor cells produced with the AastromReplicell(tm) System Contain large numbers of cells that can form bone, cartilage, adipose, vascular and hematopoietic tissues Multi-center clinical trials have been successfully completed showing TRCs are: Clinically safe Able to engraft to form healthy tissues (blood and immune cells) Shown to generate durable skeletal bone in hypophosphatasia patient Stem Cell-Based Product to Generate Human Tissue

Product Applications Annual Market Opportunity Bone Grafting BG-Fracture BG-Dental BG-Spine Aastrom Tissue Repair Cells Active Lead Product Indications Clinical Status $2.4B Vertebral fusion Preclinical TBD Implants Active (2Q 04) Vascular Tissue VT-Ischemia VT-Cardiac $1.0B Non-union fractures Active Myocardial infarct TBD Preclinical Diabetic limb ischemia $2.0B Preclinical

Bone Graft Market Traditional Autograft is the "Gold Standard" Use of patient's own bone chips and cells to build new bone tissue Autograft usually collected by chiseling material from the hip during a surgical procedure Works well for bone grafting (good efficacy) Very painful and undesired after-effects at the donation site (hip) are both short and long term High cost of recovery Strong desire for alternative to Autograft that has the efficacy without the after-effects

Therapy Bone Graft Product Comparison Sources: J Bone Joint Surg Am 83 (Suppl. 2): 98-103, 2001; Aastrom in-house data Autograft (Gold Standard) Aastrom TRCs Cells ++ no no no +++ Stimulation +++ no ++ (variable) +++ ++ Lattice +++ ++ +++ no no Aastrom TRCs + Matrix +++ +++ +++ Alternatives

The Optimized Bone Graft Solution

2003 Alliance Between Leaders in Stem Cells and Orthopedic Matrix Largest market provider of allograft tissue matrix (>$220 million revenue) Direct sales force as well as active marketing relationships with Synthes Spine, Osteotech and others Gives Aastrom access to allograft matrix supply, the preferred matrix for the U.S. bone graft market Gives Aastrom access to and input from the MTF orthopedic staff, industry expertise and network Companies work together, and share in development and clinical expenses for products that combine cells and matrix Strategic Partner:

Bone Graft Market Opportunity 1.4 Million Bone Grafts in U.S. and Europe Annually Autograft Bone Chips Demineralized Bone Matrix Synthetics East 0.52 0.2 0.19 0.09 TRCs East 0.05 0.95 Source: Based on U.S. market data from CY 2000 TRCs 5% > $300 Million

Bone Graft Market Strategy Target procedures currently using/requiring traditional Autograft instead of bone graft substitute products Focus on certain European countries for initial commercialization due to simpler regulatory pathway for autologous cells (manufacturing license only) First tier customers targeted during CY 2006 Implement U.S. randomized trials needed for FDA approval and for broader global use of product Involve strategic marketing partners for major fields Market Entry Plan

Bone Graft Clinical Plan Endpoints for all trials include: Safety of TRCs in bone graft indication Ability of TRCs to form localized bone Assessment of tempo and quality of bone formation Comparison/randomization to traditional Autograft Similar efficacy without the invasive collection Intent to fully replace use of traditional Autograft, rather than supplementing or improving it Phase II and EU Marketing trials are each <20 patients Randomized U.S. trials expected to be <200 patients General Features

Bone Graft Clinical Plan Fractures Aug 2003: Phase I/II multi-center trial approved by FDA Jan 2004: Initiated trial at lead site in Chicago 20 patient target - 12 to 18 month expected duration If results acceptable, plan to move to Phase III Spine Fusion Preclinical work active Lead protocol in development Plan to submit IND in 3Q CY2004 Dental Delay until EU trial data available United States

Bone Graft Clinical Plan Fractures Jan 2004: Lead trial underway in Bochum, GR 10 patient target - approximately 12 month duration Target 1 to 3 additional centers in CY2004 Spine Fusion Protocol in preparation Plan to start patient accrual in CY2004 Target 1 to 3 additional centers in CY2005 Dental (Implants, Sinus Lift) Lead trial in Bonn delayed pending manufacturing site license New sites in active protocol preparation Target multiple centers active in CY2005 following initiation of lead site in CY2004 European Union

Peripheral Vascular Disease Degenerated vascular tissue in limbs of 400,000+ patients in U.S. and Europe No real effective treatment available - Often results in amputation Recent clinical data suggests large volumes of bone marrow can regenerate vascular tissue in these patients TRCs have potential to substitute for large volume bone marrow and produce the same clinical result Major Clinical Issue in Diabetes Patients Source: Lancet 360: 427-435, 2002

Development Pipeline Research Preclinical Clinical Market Comments U.S. Europe Dental implants Spine fusions Tibial fractures Bone Grafting Peripheral Vascular Disease Cell Production Products Cardiac Limb ischemia DC-I, DCV-I and DCV-II Kits Trial enrolling at lead site - Chicago Trial enrolling - Bochum, Germany European study expected in 2004 Clinical protocol in development Animal model underway Clinical protocol in development Dendritic cell vaccine production; Available in U.S. and EU Cartilage Joint reconstruction Cartilage from TRCs established Phase I/II Pending CE Marked

Cell Production Products Incorporate AastromReplicell(tm) System into as many cell therapy programs/collaborations as possible Recurring revenue from consumable kit sales following initial sale of instrumentation First dendritic cell vaccine collaborations moving into clinical trials (Duke; Stanford; Mannheim,GR) Modest revenue received Collaboration & Alliance Platform for Early and Long-Term Revenue

Summary Strategic industry position with a proven proprietary stem cell product and means for commercialization Profitability targeted through non-U.S. markets, with future growth resulting from U.S. therapeutic markets Lead focus on bone graft products for large and diverse markets, with new marketing partner options Active preclinical pipeline for peripheral vascular and bone/cartilage indications Momentum driven by clinical results, strategic relationships, access to major markets and multiple paths to revenue

Investor Presentation February 2004 The Cell Therapy Company (Nasdaq: ASTM)